SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: September 28, 2001
                       (Date of earliest event reported)

                             UNIVERSAL CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

           Virginia                       1-652                  54-0414210
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

      1501 North Hamilton Street
          Richmond, Virginia                                    23230
(Address of Principal Executive Offices)                     (Zip Code)

              Registrant's telephone number, including area code:
                                (804) 359-9311

Item 5.         Other Events.

                The press release issued by the Registrant on September 27, 2001 attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

     (c)        Exhibits.

                No.     Description
                ---     -----------
                99.1    Press release reporting Universal announces earnings
                        expectation.*

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*Filed Herewith

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNIVERSAL CORPORATION
                                     (Registrant)

Date: September 28, 2001        By: /s/ George C. Freeman, III
                                    ---------------------------------
                                    George C. Freeman, III
                                    General Counsel and Secretary

                                 Exhibit Index

Exhibit
Number          Document
-------         --------

99.1           Press release reporting Universal announces earning expectation.*

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*Filed Herewith